UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

AMENDMENT NO.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

ADAPTIVE MEDIAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54074	26-0685980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16795 Von Karman Avenue, #240

Irvine, CA 92606

(Address of principal executive offices) (zip code)

949-525-4466

(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Adaptive Medias, Inc. (the “Company”), dated September 14, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to disclose and describe the financing transaction the Company completed on September 14, 2015. This Form 8-K/A amends and restates in its entirety of the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2015 (the “Closing Date”), the Company closed a financing transaction by entering into a Securities Purchase Agreement dated September 4, 2015 (the “Securities Purchase Agreement”) with certain funds and investors signatory to such Securities Purchase Agreement (the “Purchasers”) for an aggregate subscription amount of $1,250,000 (the “Purchase Price”). Pursuant to the Securities Purchase Agreement, the Company issued the following to the Purchasers: (i) Original Issue Discount Convertible Debentures with an aggregate principal amount of $1,470,588.24 (the “Debentures”), and (ii) warrants to purchase an aggregate of 3,676,470 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an exercise price of $0.50 per share for a period of five (5) years beginning March 3, 2016, or six (6) months from the date of issuance (the “Warrants”).

The terms of the Debentures and the Warrants are as follows:

Original Issue Discount Convertible Debentures

The total principal amount of the Debentures is issued with a 117.65% premium to the Purchase Price. The Debentures have a maturity date of September 3, 2016, until which the Debentures may be convertible any time into shares of the Company’s Common Stock at a conversion price equal to $0.30 per share (the “Fixed Conversion Price”), subject to certain adjustments for stock dividends, stock splits, subsequent equity sales, subsequent rights offerings and pro rata distributions pursuant to the terms and conditions of the Debentures. The Debentures can be redeemed under certain conditions in the event certain equity conditions are met, including daily trading dollar volume of the Common Stock exceeding $20,000 for the twenty (20) days prior to the date of redemption.

Pursuant to the Debentures, starting on the sixth (6th) month from the date of issuance and each consecutive month thereafter, the Company shall redeem 1/6th of the principal amount of the Debentures in cash, plus a 1.5% pre-payment penalty. The Purchasers may, at their election, decline such redemption payment and convert such payment amount to Company’s Common Stock at a conversion price equal to the lesser of (i) the Fixed Conversion Price or (ii) 80% of the lowest volume weighted average price in the twenty (20) trading days prior to the redemption payment date, subject to certain equity conditions.

In the event of default, the Purchasers may convert all or portion of the outstanding principal amount of the Debentures, plus accrued but unpaid interest at a conversion price equal to the lesser of (i) the then conversion price or (ii) 52% of the lowest volume weighted average price during the thirty (30) trading day period prior to the date of the delivery of the notice of conversion. In addition, Purchasers may require the Company to pay in cash equal to the greater of (i) the outstanding principal amount of the Debentures, divided by the conversion price on such date the payment is (A) demanded or otherwise due or (B) paid in full, whichever has a lower conversion price, multiplied by the volume weighted average price on such payment date is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher volume weighted average price, or (ii) 125% of the outstanding principal amount of the Debentures, plus 100% of all other amounts, costs, expenses and liquidated damages due in connection with the Debentures.

Warrants

The Warrants are exercisable in whole or in part, at an initial exercise price per share of $0.50, subject to adjustment. The exercise price and number of shares of the Company’s Common Stock issuable under the Warrants are subject to adjustments for stock dividends, splits, combinations, subsequent rights offerings, pro rata distributions and any issuance of securities below the exercise price of the Warrants.

Subsidiary Guarantee Agreement

In connection with the Company’s obligations under the Securities Purchase Agreement with the Purchaser, under a Subsidiary Guarantee Agreement, our subsidiary, Media Graph, Inc., has agreed to guarantee all of our obligations under the Debentures.

The foregoing description of the terms of the Securities Purchase Agreement, the Debentures, the Warrants, and the Subsidiary Guarantee Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements forms of which are filed as exhibits 10.1, 4.1, 4.2, and 10.2 respectively to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

On September 14, 2015, we issued and sold an aggregate of $1,470,588.24 of Debentures and Warrants to purchase an aggregate of 3,676,470 shares of common stock to certain investors signatory to the Securities Purchase Agreement for a total Purchase Price of $1,250,000.

The Company issued the Debentures and Warrants in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506(b) of Regulation D. The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; and (d) the negotiations for the sale of the stock took place directly between the offerees and the Company.

The Company engaged Carter, Terry and Company, Inc. as placement agent for this offering for a total fee of $100,000, representing 8% of the Purchase Price.

Item 8.01. Other Events.

On September 14, 2015 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description
4.1	Form of Original Issue Discount Convertible Debentures, dated September 4, 2015 issued by Adaptive Medias, Inc. to the investors signatory to the Securities Purchase Agreement.
4.2	Form of Warrants, dated September 4, 2015 issued by Adaptive Medias, Inc. to the investors signatory to the Securities Purchase Agreement
10.1	Form of Securities Purchase Agreement, dated September 4, 2015, 2014, by and between Adaptive Medias, Inc. and investors signatory thereof
10.2	Subsidiary Guarantee Agreement, dated September 4, 2015, made by Media Graph, Inc. in favor of the investors signatory to the Securities Purchase Agreement
99.1*	Press Release

* previously filed with the initial filing of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTIVE MEDIAS, INC.

Date: September 16, 2015	By:	/s/ John Strong
	Name:	John Strong
	Title:	Chief Executive Officer